                                                                     Exhibit 1.1


                               4,264,000 Shares

                              KOHL'S CORPORATION

                                 Common Stock
                          (par value $.01 per share)



                            UNDERWRITING AGREEMENT



March ___, 1999

Morgan Stanley & Co.
  Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Robert W. Baird & Co. Incorporated
William Blair & Company, L.L.C.
c/o Morgan Stanley & Co.
       Incorporated
      1585 Broadway
  New York, New York  10036


Morgan Stanley & Co. International Limited
Merrill Lynch International
Robert W. Baird & Co. Incorporated
William Blair & Company, L.L.C.
c/o Morgan Stanley & Co. International Limited
  25 Cabot Square
  Canary Wharf
  London E14 4QA
  England



Dear Sirs:

          Kohl's Corporation, a Wisconsin corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I and II hereto (the "Underwriters"), and certain shareholders of the Company (the "Selling Shareholders") named in Schedule III hereto severally propose to sell to the several Underwriters, an aggregate of 4,264,000 million shares of the Common Shares (par value per share $.01), of the Company (the "Firm Shares") of which 2,800,000 million shares are to be issued and sold by the Company (the "Company Firm Shares") and 1,464,000 million shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name in Schedule III hereto. The Company and the Selling Shareholders are hereinafter collectively referred to as the "Sellers".

          Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert W. Baird & Co. Incorporated and William Blair & Company, L.L.C. shall act as representatives (the "Representatives") of the several Underwriters.

          It is understood that, subject to the conditions hereinafter stated, 3,411,200 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule

I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and 852,800 Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule II hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert W. Baird & Co. Incorporated and William Blair & Company, L.L.C. shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, Merrill Lynch International, Robert W. Baird & Co. Incorporated and William Blair & Company, L.L.C. shall act as representatives (the "International Representatives") of the several International Underwriters.

          The Company also proposes to issue and sell to the several U.S. Underwriters not more than an additional 639,600 shares of Common Shares (par value $.01 per share) of the Company (the "Additional Shares"; and, together with the Company Firm Shares, the "Company Shares"), if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of Common Stock granted to the U.S. Underwriters in Article III hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares". The Common Shares (par value $.01 per share) of the Company are hereinafter referred to as the "Common Stock".

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, and including all documents incorporated by reference therein, the exhibits thereto and the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the "Registration Statement"; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares, including all documents incorporated by reference therein, are hereinafter collectively referred to as the "Prospectus". The terms "supplement", "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          If the Company files a registration statement to register additional shares of Common Stock and relies on Rule 462(b) for such registration statement to become effective upon filing with the Commission (the "Rule 462(b) Registration Statement"), then any reference to the "Registration Statement" shall be deemed to refer to both the registration statement referred to above and the Rule 462(b) Registration Statement, in each case as amended from time to time.


                                      I.

          The Company represents and warrants to each of the Selling Shareholders and each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before, and the Company does not know of any such proceedings that are threatened by, the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

          (c) The Company is validly existing as a corporation in good standing under the laws of the State of Wisconsin, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Kohl's Department Stores, Inc., a Delaware corporation, Kohl's Receivables Corporation, a Wisconsin corporation, Kohl's Investment Company, a Delaware


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  Corporation, Kohl's Pennsylvania, Inc., a Pennsylvania corporation and Kohl's
  Illinois, Inc., a Nevada corporation, are the only "significant subsidiaries" of the Company (as such term is defined under Regulation S-X) and each is validly existing as a corporation in good standing under the laws of the State of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (f) All the outstanding shares of Common Stock (including the Shares to be sold by the Selling Shareholders) have been duly authorized and are validly issued, fully paid and, subject to Wisconsin Business Corporation Law
  (S) 180.0622(2)(b), nonassessable.

          (g) The Company Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and, subject to Wisconsin Business Corporation Law (S) 180.0622(2)(b), nonassessable.

          (h) This Agreement and each of the Power of Attorney and Custody Agreement (each, a "Power of Attorney and Custody Agreement" and collectively, the "Power of Attorney and Custody Agreements"), dated as of the date hereof, between each Selling Shareholder and the Company, as Custodian (the "Custodian"), relating to the deposit of, and/or the irrevocable exercise of options with respect to, the Shares to be sold by such Selling Shareholder and appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement, have been duly authorized, executed and delivered by the Company.

          (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Power of Attorney and Custody Agreements and the issuance and delivery of the Company Shares will not contravene any provision of applicable federal or state law or the articles of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any federal or state governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any federal or state governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Power of Attorney and Custody Agreements, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto effected subsequent to the date of this Agreement).

          (k) There are no legal or governmental proceedings pending, and the Company does not know of any proceedings that are threatened, to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, material contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

          (l) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (m) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

          (n) The Company is not an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

          (o)  The Shares are listed on the New York Stock Exchange.

          (p) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the

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  aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (q) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          (r) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock (provided that the Company does not make any representation as to any actions that may be taken by any Underwriter); and the Company has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the Securities Act.

          (s) The Company has reviewed its operations and that of its subsidiaries to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company and its subsidiaries will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus and (B) the Year 2000 Problem will have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or result in any material loss or interference with the business or operations of the Company and its subsidiaries, taken as a whole; and (ii) the Company reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company and such subsidiaries are addressing or will address the Year 2000 Problem in a timely manner, except to the extent that a failure to address the Year 2000 Problem by any supplier, vendor, customer or material third party would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                                      II.

          Each of the Selling Shareholders represents and warrants to each of the Underwriters and the Company that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

          (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Power of Attorney and Custody Agreement of such Selling Shareholder, will not contravene any provision of applicable federal or state law or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any federal or state governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of or qualification with any federal or state governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Power of Attorney and Custody Agreement of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (c) Such Selling Shareholder has valid and marketable title to the Shares deposited by it pursuant to the Power of Attorney and Custody Agreement, and on the Closing Date (as defined below) will have, valid and marketable title to the Shares to be sold by such Selling Shareholder and the legal right and power and all authorization and approval to enter into this Agreement and the Power of Attorney and Custody Agreement, and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

          (d) The Power of Attorney and Custody Agreement has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder.

          (e) Delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement will pass marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

          (f) All information furnished by or on behalf of such Selling Shareholder expressly for use in the Registration Statement and Prospectus does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

          (g) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock (provided that such Selling Shareholder does not make any representation as to any actions that may be taken by any Underwriter); and such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the Securities Act.

                                     III.

          The Company and each Selling Shareholder, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties of the Company, with respect to Firm Shares sold by it, and of the Selling Shareholders, with respect to Firm Shares sold by them, herein contained, but subject to the conditions hereinafter stated, agrees severally and not jointly, to purchase from the Sellers at $_____ a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine)
(x) in the case of the Company, that bears the same proportion to the number of Firm Shares to be sold by the Company as the number of Firm Shares set forth in Schedules I and II hereto opposite the name of such Underwriter bears to the total number of Firm Shares and (y) in the case of the Selling Shareholders, that bears the same proportion to the number of Firm Shares to be sold by such Selling Shareholders as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees, to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to 639,600 Additional Shares at the Purchase Price. If the U.S. Representatives, on behalf of the U.S. Underwriters, elect to exercise such option, the U.S. Representatives shall so notify the Company in writing not later than 30 days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the U.S. Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Article V hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule I hereto opposite the name of such U.S. Underwriter bears to the total number of Firm Shares.

          Each Seller hereby agrees that without the prior written consent of Morgan Stanley & Co. Incorporated ("Morgan Stanley"), it will not, for a period of 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, other than any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock and issued pursuant to employee benefit or employee stock option or ownership plans of the Company which are in existence on the date of this Agreement, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares of Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, other than (a) the sale of the Shares to the Underwriters pursuant to this Agreement,
(b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after completion of the public offering or (c) in connection with the adoption of a stockholder rights plan, the distribution to stockholders of the Company of a dividend consisting of a right to purchase, in whole or in part, a share of preferred stock of the Company for each share of Common Stock held by such stockholder.

          In addition, each Selling Shareholder agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, for a period of 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.


                                      IV.

          The Company and the Selling Shareholders are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Company and the Selling Shareholders are further advised by you that the Shares are to be offered to the public initially at $____ a Share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $____ a share under the public offering price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $_____ a share, to any Underwriter or to certain other dealers.


                                      V.

          Payment for the Firm Shares to be sold by the Company and each Selling Shareholder shall be made by wire transfers payable to the order of the Company and the Custodian (or to the Company's registrar at the Custodian's direction), as the case may be, in federal funds or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at a closing to be held at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M., local time, on ________, 1999, or at such other time on the same or such other date, not later than __________, 1999, as shall be agreed to by you, the Company and the Selling Shareholders. The time and date of each such payment are hereinafter referred to as the "Closing Date".

          Payment for any Additional Shares shall be made by wire transfers payable to the order of the Company in federal funds or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several U.S. Underwriters at a closing to be held at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M., local time, on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than five business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from the U.S. Representatives to the Company of your determination, on behalf of the U.S. Underwriters, to purchase a number, specified in said notice, of Additional Shares, or on such other date, in any event not later than ________, 1999, as shall be agreed to by the Representatives and the Company. The time and date of such payment are hereinafter referred to as the "Option Closing Date". The notice of the determination to exercise the option to purchase Additional Shares and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement. The U.S. Underwriters represent that the Additional Shares will be used only to cover over-allotments made in connection with the offering of the Firm Shares.

          Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

                                      VI.

          The obligations of the Company and each Selling Shareholder and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

          The several obligations of the Underwriters hereunder are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

               (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in or contemplated by the Registration Statement, that is material and adverse and that makes it, in your reasonable judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, on behalf of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

               The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

          (c) You shall have received on the Closing Date an opinion of Godfrey & Kahn, S.C., counsel for the Company, dated the Closing Date, to the effect that:

               (i) the Company is validly existing as a corporation in good standing under the laws of the State of Wisconsin, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus;

               (ii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

               (iii) all the outstanding shares of Common Stock (including the Shares to be sold by the Selling Shareholders) have been duly authorized and are validly issued, fully paid and, subject to Wisconsin Business Corporation Law (S) 180.0622(2)(b), nonassessable.

               (iv) the Company Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and, subject to Wisconsin Business Corporation Law (S) 180.0622(2)(b), nonassessable.

               (v) this Agreement and each of the Power of Attorney and Custody Agreements and the issuance and delivery of the Company Shares have been duly authorized, executed and delivered by the Company;

               (vi) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Power of Attorney and Custody Agreements and the issuance and delivery of the Company Shares will not contravene any provision of the law of the State of Wisconsin or the federal laws of the United States applicable to the Company or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries which has been identified to such counsel by the Company as one of such agreements or instruments that is material to the Company and its subsidiaries, taken as a whole, or, to the best of such counsel's knowledge, without independent investigation other than inquiries of responsible officers of the

          Company, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any federal or State of Wisconsin governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the Power of Attorney or Custody Agreements, except such as may be required by securities or Blue Sky laws in connection with the offer and sale of the Shares by the Underwriters;

               (vii) the statements (1) in the Prospectus under the caption "Description of Capital Stock" (2) in the Registration Statement under
          Item 15 thereof and (3) to such counsel's knowledge, after due inquiry of responsible officers of the Company, under the caption "Executive Compensation--Employment Agreements" and "--Other Agreements" in the Company's Proxy Statement for its Annual Meeting of Stockholders immediately succeeding the filing of the Company's last annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (viii) after due inquiry, without independent investigation other than inquiries of responsible officers of the Company, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, material contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

               (ix) the Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

               (x) the statements in the Prospectus under the caption "United States Federal Income Tax Considerations to Non-United States Holders" insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize the United States federal tax laws referred to therein; and

               (xi) (1) each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (2) the Registration Statement, as of its effective date, and the Prospectus, as of its date and as of the Closing Date, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, except that, in each case, such counsel need not express any opinion as to the financial statements, schedules and other financial data included in or excluded from such documents filed pursuant to the Exchange Act or the Registration Statement and such counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in such documents filed pursuant to the Exchange Act or in the Registration Statement and the Prospectus (other than as specified in subparagraphs (viii) and (xi) above insofar as the captions referred to therein relate to provisions of documents and other legal matters); and

               (xii) in addition, such opinion shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and with your representatives and your counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and need not make any independent check or verification thereof (other than as specified in subparagraphs (viii) and (xi) above insofar as the captions referred to therein relate to provisions of documents), on the basis of the foregoing, no facts have come to the attention of such counsel which have led such counsel to believe that the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express any opinion as to the financial statements, schedules and other financial data included in or excluded from the Registration Statement. Such counsel may also state in such opinion that (i) whenever such counsel indicates that the opinion is with respect to matters within the "knowledge of" or "known by" such counsel, such knowledge means the representations and warranties of the Company contained in this Agreement and in the documents delivered on the Closing Date by the Company pursuant to this Agreement, and the current conscious awareness of facts of the attorneys currently practicing law with such firm who had involvement in the transaction or such other attorneys presently in the firm whom such counsel has determined are likely, in the course of representing the Company, to have knowledge of the matters covered by the opinion, and that (ii) such opinion is limited to the laws of the United States, the State of Wisconsin and the General Corporation Law of the State of Delaware.

          (d) you shall have received on the Closing Date an opinion of Godfrey & Kahn, S.C., counsel for the Selling Shareholders, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders;

               (ii) the execution and delivery by each Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Power of Attorney and Custody Agreement of such Selling Shareholder will not contravene any provision of the laws of the State of Wisconsin or the federal laws of the United States applicable to each Selling Shareholder or, to the best of such counsel's knowledge, without independent investigation other than inquiry of such Selling Shareholder, any agreement or other instrument binding upon such Selling Shareholder or, to the best of such counsel's knowledge, without independent investigation other than inquiry of such Selling Shareholder, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of or qualification with any federal or State of Wisconsin governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Power of Attorney and Custody Agreement of such Selling Shareholder, except such as have been obtained or such as may be required by securities or Blue Sky laws in connection with the offer and sale of the Shares;

               (iii) each of the Selling Shareholders has the legal right and power, and all authorization and approval required by federal or State of Wisconsin law, to enter into this Agreement and the Power of Attorney and Custody Agreement of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder;

               (iv) the Power of Attorney and Custody Agreement of each Selling Shareholder has been authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder; and

               (v) delivery of the Shares to be sold by each Selling Shareholder pursuant to this Agreement will pass marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances to each of the several Underwriters who have purchased Shares in good faith and without notice of any such security interest, claim, lien, equity, encumbrance or any other adverse claim within the meaning of the Uniform Commercial Code.

          (e) You shall have received on the Closing Date an opinion of Sigrid Dynek, Vice President and General Counsel of the Company, to the effect that:

          (i) the Company is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

          (ii) each of Kohl's Department Stores, Inc., Kohl's Receivables Corporation, Kohl's Investment Company, Kohl's Pennsylvania, Inc. and Kohl's Illinois, Inc., is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

          (iii) each of Kohl's Department Stores, Inc., Kohl's Receivables Corporation, Kohl's Investment Company, Kohl's Pennsylvania, Inc., and Kohl's Illinois, Inc., is validly existing as a corporation in good standing under the laws of its state of incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, to such counsel's knowledge; and

          (iv) the statements (1) to such counsel's knowledge, after due inquiry of responsible officers of the Company, in "Item 3 -- Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (2) to such counsel's knowledge, after due inquiry of responsible officers of the Company, in "Item 1 -- Legal Proceedings" of Part II of the Company's quarterly reports on Form 10-Q, if any, filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.



          (f) You shall have received on the Closing Date an opinion of Shearman & Sterling, special counsel for the Underwriters, dated the Closing Date.

With respect to subparagraphs (xi) and (xii) of paragraph (c) above, Godfrey & Kahn, S.C. and, with respect to paragraph (f) above, Shearman & Sterling may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof and the documents incorporated by reference therein, but are without independent check or verification, except as specified.

With respect to paragraph (d) above, Godfrey & Kahn, S.C. may rely upon the representations of each Selling Shareholder contained herein and in the Power of Attorney and Custody Agreement of such Selling Shareholder and in other documents and instruments; provided that copies of such Power of Attorney and Custody Agreement and of any such other documents and instruments shall be delivered to you and shall be in form and substance satisfactory to your counsel.

     The opinions of Godfrey & Kahn, S.C. described in paragraphs (c) and (d) above shall be rendered to you at the request of the Company and the Selling Shareholders, respectively, and shall so state therein.

(g) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

(h) You shall have received on the Closing Date certificates dated the Closing Date and signed by the Selling Shareholders or by an attorney-in-fact of the Selling Shareholders, to the effect that the representations and warranties of each Selling Shareholder contained in this Agreement are true and correct as of the Closing Date and that each Selling Shareholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

     The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.


                                      VII.

     In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

          (a) To furnish to you, without charge, three signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as you may reasonably request. In the case of the Prospectus, to furnish copies of the Prospectus in New York City prior to 5:00 p.m. on the business day following the date of this Agreement, in such quantities as you reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and to file no such proposed amendment or supplement to which you reasonably object unless, in the reasonable judgment of the Company and its counsel, such amendment or supplement is necessary to comply with law or to make the statements therein not misleading.

       (c) If, during such period after the first date of the public offering of the Shares as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of your counsel, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to maintain such qualification for as long as you shall reasonably request and to pay all expenses (including reasonable fees and disbursements of counsel) in connection with such qualification, provided that the Company shall not be obligated to so qualify the Shares if such qualification requires it to file any general consent to service of process or to register or qualify as a foreign corporation in any jurisdiction in which it is not so registered or qualified.


          (e) To make generally available to the Company's security holders and to you, as soon as practicable, an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

       (f) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Shares, including any transfer or other taxes payable on the Company Shares, (iii) the fees and disbursements of the Company's counsel and accountants and of the counsel and accountants for the Selling Shareholders, (iv) the qualification of the Shares under securities or Blue Sky laws in accordance with paragraph (d) above, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the

  Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the public offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expense of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (viii) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder for which provision is not otherwise made in this Section.


                                     VIII.

      Each Selling Shareholder, severally and not jointly, agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Shareholder.


                                      IX.

      The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
  Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

     The Company will indemnify and hold harmless each of the Selling Shareholders to the same extent that the Company indemnifies and holds harmless each Underwriter pursuant to the preceding paragraph; provided, however, the Company shall not be liable under this paragraph to the extent any losses, claims, damages or liabilities described in the preceding paragraph arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission based upon information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

     In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the four preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing (but the failure to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Article IX) and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section and all persons, if any, who control any of such Selling Shareholders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such controlling persons of Selling Shareholders, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

     If the indemnification provided for in the first, second, third or fourth paragraph of this Article IX is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and each Selling Shareholder and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Article IX are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

     The Company, the Selling Shareholders and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Article IX were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article IX, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Article IX are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

     The indemnity and contribution provisions contained in this Article IX and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and
(iii) acceptance of and payment for any of the Shares.

     The liability of each Selling Shareholder under this Article IX shall not exceed an amount equal to the initial Public Offering Price of the Shares sold by such Selling Shareholder, less the applicable underwriting discounts and commissions.

                                       X.

     This Agreement shall be subject to termination by notice given by you to the Sellers, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your reasonable judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                                      XI.

     This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement by the Commission.

     If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in
Schedule I or Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this
Article XI by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Selling Shareholders or the Company. In any such case you, the Selling Shareholders or the Company shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Shareholder shall be unable to perform its obligations under this Agreement, the Company and the Selling Shareholders will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder; provided that neither the Company nor any Selling Shareholder shall have any further liability to any Underwriter (including any liability for damages, including loss of anticipated profits) for any termination of this Agreement, except as provided in Article IX hereof.

This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

This Agreement shall be governed by the laws of the State of New York.

                              Very truly yours,


                              KOHL'S CORPORATION

                              By
                                -----------------------
                                Name:
                                Title:


The Selling Shareholders named in Schedule III hereto, acting severally

                              By
                                -----------------------
                                Attorney-in-Fact
                                Name:
Accepted, March ___, 1999

Morgan Stanley & Co.
  Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Robert W. Baird & Co. Incorporated
William Blair & Company, L.L.C.

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule I hereto.

By Morgan Stanley & Co.
   Incorporated


By
  ----------------------

MORGAN STANLEY & CO. INTERNATIONAL LIMITED

MERRILL LYNCH INTERNATIONAL
ROBERT W. BAIRD & CO. INCORPORATED
WILLIAM BLAIR & COMPANY, L.L.C.

Acting severally on behalf of themselves and the several International Underwriters named in Schedule II hereto.

By: Morgan Stanley & Co. International Limited


By:
   ---------------------------
   Name:
   Title:

                                  SCHEDULE I

                               U.S. Underwriters
                               -----------------



---------------------------------------------------------------------
Underwriters                                             Number of
------------                                           Firm  Shares
                                                      To Be Purchased
                                                      ---------------
---------------------------------------------------------------------
Morgan Stanley & Co. Incorporated
---------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated
---------------------------------------------------------------------
Robert W. Baird & Co. Incorporated
---------------------------------------------------------------------
William Blair & Company, L.L.C.
---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

                                                      ---------------
---------------------------------------------------------------------
Total U.S. Firm Shares                                      3,411,200
                                                      ===============
=====================================================================

                                  SCHEDULE II

                          International  Underwriters
                          ---------------------------


---------------------------------------------------------------------
Underwriters                                             Number of
------------                                           Firm  Shares
                                                      To Be Purchased
                                                      ---------------
---------------------------------------------------------------------
Morgan Stanley International Limited
---------------------------------------------------------------------
Merrill Lynch International
---------------------------------------------------------------------
Robert W. Baird & Co. Incorporated
---------------------------------------------------------------------
William Blair & Company, L.L.C.
---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------

                                                      ---------------
---------------------------------------------------------------------
Total International Firm Shares                               852,800
                                                      ===============
---------------------------------------------------------------------

                                 SCHEDULE III

                             Selling Shareholders
                             --------------------



---------------------------------------------------------------------
Selling Shareholder                                       Number of
-------------------                                      Firm  Shares
                                                          To Be Sold
                                                         ------------
---------------------------------------------------------------------
William S. Kellogg                                           559,300
---------------------------------------------------------------------
Jay H. Baker                                                 300,000
---------------------------------------------------------------------
Jay H. Baker Children's Trust FBO Stephanie E. Baker          50,000
---------------------------------------------------------------------
Jay H. Baker Children's Trust FBO Stephen M. Baker            50,000
---------------------------------------------------------------------
John F. Herma                                                341,100
---------------------------------------------------------------------
R. Lawrence Montgomery                                        41,000
---------------------------------------------------------------------
Kevin Mansell                                                 32,000
---------------------------------------------------------------------
Caryn Blanc                                                   34,900
---------------------------------------------------------------------
Jeffrey Rusinow                                                6,500
---------------------------------------------------------------------
Arlene Meier                                                  19,500
---------------------------------------------------------------------
Gary Vasques                                                   4,000
---------------------------------------------------------------------
Donald Sharpin                                                 4,200
---------------------------------------------------------------------
Richard Leto                                                   3,000
---------------------------------------------------------------------
Peter M. Sommerhauser                                         18,500
---------------------------------------------------------------------

---------------------------------------------------------------------

---------------------------------------------------------------------
                                                         ------------
Total Firm Shares                                          1,464,000
                                                         ============
---------------------------------------------------------------------